EXHIBIT 10.1
EXECUTION COPY

AMENDMENT NO. 1 and AGREEMENT dated as of June 30, 2010 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 19, 2007 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among SUN HEALTHCARE GROUP, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined in Article I of the Credit Agreement), and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

A.  Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

B.  The Borrower has requested that certain provisions of the Credit Agreement be amended as provided herein.

C.  The Required Lenders, on the terms and subject to the conditions set forth herein, are willing so to amend the Credit Agreement.

D.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Reduction of PF L/C Commitments.  On and subject to the occurrence of the Amendment Effective Date (as defined below), 1)the aggregate amount of the PF L/C Commitments shall be reduced by $25,000,000 (the “PF L/C Commitment Reduction Amount”), 2)the Letters of Credit enumerated on Schedule I hereto (the “Converted Letters of Credit”) shall be deemed to be RF Letters of Credit issued on the Amendment Effective Date, 3)the Administrative Agent shall return to each PF Lender from the Credit-Linked Deposit Account its PF Pro Rata Percentage of the PF L/C Commitment Reduction Amount, together with accrued and unpaid interest therein at the rate provided therefor in Section 2.23(l)(ii) of the Credit Agreement to but excluding the Amendment Effective Date, and 4)the Borrower shall pay to the Administrative Agent, for the account of the PF Lenders, all accrued and unpaid PF L/C Commitment Fees in respect of the Converted Letters of Credit at the rate provided therefor in Section 2.05(c) of the Credit Agreement to but excluding the Amendment Effective Date.  The Lenders hereby waive the requirements in Section 2.09(b) of the Credit Agreement that the Borrower give three Business Days’ notice to the Administrative Agent to effect such reduction.  All payments made pursuant to this Section 1 shall be made without premium or penalty, subject to the Borrower’s obligations (if any) in respect of breakage costs under Section 2.16 of the Credit Agreement.

SECTION 2.  Agreement to Prepay Term Loans.  On or prior to December 31, 2010, the Borrower shall prepay Term Loans pursuant to Section 2.12 of the Credit Agreement in an aggregate principal amount equal to the greater of (A) $0 and (B) $25,000,000 minus the aggregate principal amount of Term Loans prepaid  pursuant to Section 2.12 or 2.13(c) of the Credit Agreement after the Amendment Effective Date and prior to the date of such prepayment, together with accrued and unpaid interest on the amount so prepaid to but excluding the prepayment date.  Failure to make such prepayment on or prior to December 31, 2010 shall constitute an Event of Default under clause (b) of Article VII of the Credit Agreement.

SECTION 3.  Amendments to the Credit Agreement.  5)Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“First Amendment Effective Date” shall mean June 30, 2010.

“Separation Transaction” shall mean the proposed separation transaction described in the May 24, 2010 press release of the Borrower entitled “Sun Healthcare Group, Inc. Announces Plan to Separate its Operating and Real Property Assets; Adopts a Stockholder Rights Plan”.

(b)  The definition of the term “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBO Rate in effect on such day for a one-month Interest Period commencing on such day plus 1%.  If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the Adjusted LIBO Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition of Federal Funds Effective Rate, the Alternate Base Rate shall be determined without regard to clause (b) or (c), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, as the case may be.

(c)  The definition of the term “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Percentage” shall mean, (A) for any day on or before December 31, 2010 (a) with respect to any Eurodollar Term Loan, 3.00% per annum, (b) with respect to any ABR Term Loan, 2.00% per annum, and (c) (i) with respect to any Eurodollar

Revolving Loan or ABR Revolving Loan, the applicable percentage set forth below under the caption “Pre 12/31/2010 Eurodollar Spread—Revolving Loans” or “Pre 12/31/2010 ABR Spread—Revolving Loans”, as the case may be, and (ii) with respect to the Revolving Credit Commitment Fee, the applicable rate set forth below under the caption “Pre 12/31/2010 Revolving Credit Commitment Fee Rate”, in each case based upon the Total Leverage Ratio as of the relevant date of determination:

Total Leverage Ratio	Pre 12/31/2010 Eurodollar Spread— Revolving Loans	Pre 12/31/2010 ABR Spread— Revolving Loans	Pre 12/31/2010 Revolving Credit Commitment Fee Rate
Category 1 Greater than 4.50 to 1.00	3.00%	2.00%	0.50%
Category 2 Less than or equal to 4.50 to 1.00 and greater than 3.50 to 1.00	2.75%	1.75%	0.50%
Category 3 Less than or equal to 3.50 to 1.00	2.50%	1.50%	0.375%

and (B) for any day after December 31, 2010 (a) with respect to any Eurodollar Term Loan, 4.00% per annum, (b) with respect to any ABR Term Loan, 3.00% per annum, and (c) (i) with respect to any Eurodollar Revolving Loan or ABR Revolving Loan, the applicable percentage set forth below under the caption “Post 12/31/2010 Eurodollar Spread—Revolving Loans” or “Post 12/31/2010 ABR Spread—Revolving Loans”, as the case may be, and (ii) with respect to the Revolving Credit Commitment Fee, the applicable rate set forth below under the caption “Post 12/31/2010 Revolving Credit Commitment Fee Rate”, in each case based upon the Total Leverage Ratio as of the relevant date of determination:

Total Leverage Ratio	Post 12/31/2010 Eurodollar Spread—	Post 12/31/2010 ABR Spread— Revolving	Post 12/31/2010 Revolving Credit

	Revolving Loans	Loans	Commitment Fee Rate
Category 1 Greater than 4.50 to 1.00	4.00%	3.00%	0.50%
Category 2 Less than or equal to 4.50 to 1.00 and greater than 3.50 to 1.00	3.75%	2.75%	0.50%
Category 3 Less than or equal to 3.50 to 1.00	3.50%	2.50%	0.375%

“Revolving Credit Commitment Fee Rate” shall mean either the Pre 12/31/2010 Revolving Credit Commitment Fee Rate or the Post 12/31/2010 Revolving Credit Commitment Fee Rate, as applicable.

Each change in the Applicable Percentage resulting from a change in the Total Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change.  Notwithstanding the foregoing, (i) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, or (ii) at any time after the occurrence and during the continuance of an Event of Default, the Total Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage.

(d)  The definition of the term “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “and (viii)” and substituting therefor the words “(viii) any non-recurring fees, costs or expenses for such period in an aggregate amount for all periods not to exceed $15,000,000 incurred in connection with the Separation Transaction (whether or not such transaction is consummated), (ix) any non-recurring fees, costs or expenses for such period incurred in connection with an investment permitted by Section 6.04(l) or a Permitted Acquisition to the extent such fees, costs or expenses (A) would have been permitted to be capitalized pursuant to GAAP as in effect on the Closing Date and (B) are taken into account in determining the amount of such investment under Section  6.04(l) or the amount of consideration in respect of a Permitted Acquisition under Section 6.04(g)(iv)(D) and (x)”.

(e)  Section 2.23(b) of the Credit Agreement is hereby amended by deleting the amount “$15,000,000” set forth therein and substituting therefor the amount “$40,000,000”.

(f)  Section 6.04(g)(iv)(D) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iv)(D) except to the extent consisting of, or financed with the proceeds of a substantially contemporaneous issuance of, Qualified Capital Stock of the Borrower, the total consideration paid in connection with such acquisition and any other acquisitions consummated on or after the First Amendment Effective Date pursuant to this Section 6.04(g) (including any Indebtedness of the Acquired Entity that is assumed by the Borrower or any Subsidiary following such acquisition and any payments following such acquisition pursuant to earn-out provisions or similar obligations) shall not in the aggregate exceed the sum of (x) $50,000,000 and (y) the portion, if any, of the then available amount that may be invested pursuant to Section 6.04(l)”.

(g)  Section 6.04(l) of the Credit Agreement is hereby amended by inserting immediately after the words “so long as the aggregate amount invested, loaned or advanced pursuant to this paragraph (l)” the words “(or pursuant to Section 6.04(g) utilizing amounts available to be invested pursuant to this paragraph (l)) on or after the First Amendment Effective Date” and (ii) inserting before the period at the end thereof the words “on and after the First Amendment Effective Date”.

(h)  Section 6.06(a) of the Credit Agreement is hereby amended by deleting the word “and” in clause (ii) thereof and substituting therefor a comma and inserting before the period at the end thereof the words “and (iii)  the declaration of, agreement to declare or incurrence of any obligation to declare or make (but not the making of), directly or indirectly, Restricted Payments in connection with the Separation Transaction.”

(i)   Section 6.10 of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting therefor the following: “The amount of permitted Capital Expenditures set forth above in respect of any fiscal year commencing with the fiscal year ending on December 31, 2010, shall be increased by an amount equal to 50%  of the unused permitted Capital Expenditures for the immediately preceding fiscal year (including the portion thereof (if any) of the unused permitted Capital Expenditures carried forward to such preceding fiscal year pursuant to this sentence)”.

(j)  Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.12.  Maximum Total Leverage Ratio.  Permit the Total Leverage Ratio as of the last day of each fiscal quarter ending on a date or during a period set forth below to be greater than the ratio set forth opposite such period below:

Period	Ratio
July 1, 2007 through December 31, 2007	6.25 to 1.00
January 1, 2008 through December 31, 2008	5.00 to 1.00
January 1, 2009 through December 31, 2009	4.25 to 1.00
January 1, 2010 through March 31, 2010	3.50 to 1.00
April 1, 2010 through September 30, 2011	4.00 to 1.00
October 1, 2011 through December 31, 2011	3.75 to 1.00
Thereafter	3.00 to 1.00

(k)  Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.13.  Maximum Senior Leverage Ratio.  Permit the Senior Leverage Ratio as of the last day of each fiscal quarter ending on a date or during a period set forth below to be greater than the ratio set forth opposite such period below:

Period	Ratio
July 1, 2007 through December 31, 2007	4.50 to 1.00
January 1, 2008 through December 31, 2008	3.50 to 1.00
January 1, 2009 through December 31, 2009	2.75 to 1.00
January 1, 2010 through June 30, 2011	2.50 to 1.00
July 1, 2011 through December 31, 2011	2.25 to 1.00
Thereafter	2.00 to 1.00

(l)  Article IX of the Credit Agreement is hereby amended by adding a new Section 9.18 at the end of such Article to read in its entirety as follows:

SECTION 9.18  Effect of Certain Inaccuracies.  In the event that any financial statement or certificate delivered pursuant to Section 5.04(a), (b) or (c) is inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Percentage for any period (an “Applicable Period”) than the Applicable Percentage actually used to determine interest rates and Fees for such Applicable Period, then (a) the Borrower shall promptly deliver to the Administrative Agent a corrected financial statement and a corrected certificate for such Applicable Period, (b) the Applicable Percentage shall be determined based on the corrected certificate for such Applicable Period, and (c) the Borrower shall promptly pay to the Administrative Agent (for the account of the Lenders during the Applicable Period or their successors and assigns) the accrued additional interest and/or Fees owing as a result of such increased Applicable Percentage for such Applicable Period.  This Section 9.18 shall not limit the rights of the Administrative Agent or the Lenders under Section 2.07 or Article VII, and shall survive the termination of this Agreement.

SECTION 4.  Amendment Fee.  In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay to each Lender that unconditionally executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to noon, New York City time, on June 29, 2010, through the Administrative Agent, an amendment fee (the “Amendment Fee”) in an amount equal to 0.25% of the sum of the aggregate principal amount outstanding of such Lender’s Term Loans, PF L/C Commitments (after giving effect to the reduction contemplated by Section 1 hereof) and Revolving Credit Commitments (whether used or unused) as of such date.  The Amendment Fee shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date (as defined below).

SECTION 5.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders that:

(a)  This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(b)  After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c)  After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 6.  Effectiveness.  This Amendment shall become effective as of the date set forth above (and, for the avoidance of doubt, the changes made to the Applicable Percentage shall become effective as of such date) on the date (the “Amendment Effective Date”) on which the following conditions shall be satisfied:

(a)  The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Subsidiary Guarantors and the Required Lenders.

(b)  The Administrative Agent shall have received the Amendment Fee.

(c)  The representations and warranties contained in Section 5 shall be true and correct.

SECTION 7.  Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 10.  Notices.  All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 11.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 12.  Subsidiary Guarantors.  Each of the Subsidiary Guarantors hereby acknowledges receipt of, consents to the terms of this Amendment and reaffirms its obligations under all Loan Documents to which it is a party.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SUN HEALTHCARE GROUP, INC.,
by

/s/ L. Bryan Shaul
Name: L. Bryan Shaul
Title: Executive Vice President

[Sun Healthcare Group, Inc. Amendment Signature Page]

EACH SUBSIDIARY GUARANTOR LISTED ON SCHEDULE II HERETO,
by
/s/ Brandi Riddle
Name: Brandi Riddle
Title: Treasurer

[Sun Healthcare Group, Inc. Amendment Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, by
/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by
/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

[Sun Healthcare Group, Inc. Amendment Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 1
DATED AS OF THE DATE FIRST WRITTEN
ABOVE, TO THE SUN HEALTHCARE GROUP,
INC. CREDIT AGREEMENT DATED AS OF
APRIL 19, 2007.

Pioneer Short Term Income Fund
Pioneer Strategic Income Fund
Pioneer Floating Rate Fund
Pioneer Bond Fund
Pioneer Diversified High Income Trust
Pioneer Institutional Solutions-Credit Opportunities
Met Investors Series Trust - Pioneer
     Strategic Income Portfolio

By:  Pioneer Investment Management, Inc.
          Its advisor

by
/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Assistant Secretary and Associate General Counsel

Stichting Pensioenfonds voor Huisartsen Stichting Pensioenfonds Medische Specialisten By: Pioneer Institutional Management, Inc. Its advisor by
/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Assistant Secretary and Associate General Counsel

LANDMARK IX CDO LTD By: Aladdin Capital Management LLC, as Lender
by
/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Designated Signatory

Aladdin Flexible Investment Fund SPC for Account of Series 2007-01 By: Aladdin Capital Management LLC, as Lendor
by
/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Designated Signatory

Aladdin Flexible Investment Fund SPC for Account of Series 2008-01 By: Aladdin Capital Management LLC, as Lender
by
/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Designated Signatory

Aladdin Flexible Investment Fund SPC for Account of Series 2008-02 By: Aladdin Capital Management LLC, as Lendor
by
/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Designated Signatory

[Sun Healthcare Group, Inc. Amendment Signature Page]

AIMCO CLO, Series 2005-A
by
/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

by
/s/ Marvin L. Lutz, III
Name: Marvin L. Lutz, III
Title: Authorized Signatory

AIMCO CLO, Series 2006-A
by
/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

by
/s/ Marvin L. Lutz, III
Name: Marvin L. Lutz, III
Title: Authorized Signatory

CIBC Inc.
by
/s/ Caroline Adams
Name: Caroline Adams
Title: CIBC Inc. Agent

by

Name:
Title:

CANARAS SUMMIT CLO LTD By: Canaras Capital Managment LLC As Sub-Investment Adviser
by
/s/ Benjamin S. Steger
Name: Benjamin S. Steger, CFA®
Title: Authorized Signatory

by

Name:
Title:

Green Island CBNA Loan Funding LLC
by
/s/ Adam Kaiser
Name: Adam Kaiser
Title: ATTORNEY-IN-FACT

by
NA
Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

CREDIT SUISSE LOAN FUNDING LLC
by
/s/ Robert Franz
Name: Robert Franz
Title: Managing Director

by
/s/ David Fitzgerald
Name: David Fitzgerald
Title: Authorized Signatory

Atrium V By: Credit Suisse Alternative Capital, Inc., as collateral manager by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

by

Name:
Title:

Castle Garden Funding
by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

by

Name:
Title:

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT By: Credit Suisse Alternative Capital, Inc., as its investment advisor by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

by

Name:
Title:

CS Senior Loan Fund US
by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

Credit Suisse Syndicated Loan Fund
By: Credit Suisse Alternative Capital, Inc., as Agent  Subsidiary for
Credit Suisse Asset Management Structure Limited, the Responsible Entity
for Credit Suisse Syndicated Loan Fund

by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

by

Name:
Title:

CSAM Funding I
by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

by

Name:
Title:

CSAM Funding III
by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

by

Name:
Title:

CSAM Funding IV
by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

by

Name:
Title:

Madison Park Funding II By: Credit Suisse Alternative Capital, Inc., as collateral manager by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

Madison Park Funding III By: Credit Suisse Alternative Capital, Inc., as collateral manager by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

by

Name:
Title:

Madison Park Funding V By: Credit Suisse Alternative Capital, Inc., as collateral manager by
/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

by

Name:
Title:

Duane Street CLO IV, Ltd. By: DiMalo Ahmed Capital LLC As Collateral Manager
by
/s/ Paul Travers
Name: Paul Travers
Title: Principal Authorized Signatory

by

Name:
Title:

AURUM CLO 2002-1 Ltd. By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager
by
/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

by
/s/ Colleen (Illegible)
Name: Colleen (Illegible)
Title: Managing Director

DWS Floating Rate Plus Fund By: Deutsche Investment Management Americas, Inc. Investment Advisor
by
/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

by
/s/ Colleen (Illegible)
Name: Colleen (Illegible)
Title: Managing Director

[Sun Healthcare Group, Inc. Amendment Signature Page]

Flagship CLO IV By: Deutsche Investment Management Americas, Inc. As Collateral Manager
by
/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

by
/s/ Colleen (Illegible)
Name: Colleen (Illegible)
Title: Managing Director

Flagship CLO V By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager
by
/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

by
/s/ Colleen (Illegible)
Name: Colleen (Illegible)
Title: Managing Director

Flagship CLO VI By: Deutsche Investment Management Americas, Inc. As Collateral Manager
by
/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

by
/s/ Colleen (Illegible)
Name: Colleen (Illegible)
Title: Managing Director

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND By: Four Corners Capital Management, LLC As Sub-Adviser
by
/s/ Kapil Singh
Name: Kapil Singh, CFA
Title: Senior Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management, LLC As Sub-Adviser
by
/s/ Kapil Singh
Name: Kapil Singh, CFA
Title: Senior Vice President

[Sun Healthcare Group, Inc. Amendment Signature Page]

FOUR CORNERS CLO 2005-I, Ltd. By: Four Corners Capital Management, LLC As Collateral Manager
by
/s/ Kapil Singh
Name: Kapil Singh, CFA
Title: Senior Vice President

Four Corners CLO II, Ltd.
by
/s/ Patrick M. Cook
Name: Patrick M. Cook
Title: Assistant Vice President

by
NA
Name:
Title:

Four Corners CLO III, Ltd. By: Macquaries Funds Group FKA Four Corners Capital Management, LLC As Collateral Manager
by
/s/ Kapil Singh
Name: Kapil Singh, CFA
Title: Senior Vice President

OM FUNDING LIMITED By: Four Corners Capital Management, LLC As Collateral Manager
by
/s/ Kapil Singh
Name: Kapil Singh, CFA
Title: Senior Vice President

Navigator CDO 2004, LTD, By: GE Asset Management Inc., as Collateral Manager
by
/s/ John C. Campos
Name: John C. Campos
Title: Duly Authorized Signatory

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

Navigator CLO 2006, LTD By: GE Asset Management, Inc., as Asset Manager
by
/s/ John C. Campos
Name: John C. Campos
Title: Duly Authorized Signatory

by

Name:
Title:

GE Business Financial Services Inc.
by
/s/ Andrew Moore
Name: Andrew Moore
Title: Duly Authorized Signatory

by

Name:
Title:

Victoria Court CBNA Loan Funding LLC
by
/s/ Adam Kaiser
Name: Adam Kaiser
Title: ATTORNEY-IN-FACT

by
NA
Name:
Title:

Stoney Lane Funding I, Ltd., By: Hillmark Capital Management, L.P., as Collateral Manager, as Lender
by
/s/ Mark Gold
Name: Mark Gold
Title: CEO

1776 CLO I, LTD.
by
/s/ James Reilly
Name: James Reilly
Title: Authorized Signatory

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

ING Prime Rate Trust
By: ING Investment Management Co.,
as its investment manager

ING Senior Income Fund
By: ING Investment Management Co.,
as its investment manager

ING Investment Management CLO III, LTD.
By: ING Alternative Asset Management LLC,
as its investment Manager

ING Investment Management CLO IV, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO V, LTD.
By: ING Alternative Asset Management, LLC,
as its investment manager

ING International (II) - Senior Loans
By: ING Investment Management Co.,
as its investment manager

ING Investment Trust Co. Plan for Employee Benefit
Investment Funds - Senior Loan Fund
By: ING Investment Trust Co. as its trustee

by
/s/ Michel Prince
Name: Michel Prince, CFA
Title: Senior Vice President

ALZETTE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

[Sun Healthcare Group, Inc. Amendment Signature Page]

ATLANTIS FUNDING LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

AVALON CAPITAL LTD. 3 By: INVESCO Senior Secured Management, Inc. As Asset Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

BELHURST CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

BLT 2009 -1 LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

CHAMPLAIN CLO, LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

DIVERSIFIED CREDIT PORTFOLIO LTD. By: INVESCO Senior Secured Management, Inc. as Investment Adviser
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

HUDSON CANYON FUNDING II SUBSIDIARY HOLDING COMPANY II, LLC By: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney InFact
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

Invesco Floating Rate Fund By: INVESCO Senior Secured Management, Inc. As Sub-Adviser
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

KATONAH V, LTD. By: INVESCO Senior Secured Management, Inc. As Investment Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

LIMEROCK CLO I By: INVESCO Senior Secured Management, Inc. As Investment Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

MOSELLE CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

NAUTIQUE FUNDING LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

PETRUSSE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Ind. As Collateral Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

SAGAMORE CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

SARATOGA CLO I, LIMITED By: INVESCO Senior Secured Management, Inc. As the Asset Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

WASATCH CLO LTD By: INVESCO Senior Secured Management, Inc. As Portfolio Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

J.P. Morgan Whitefriars Inc.
by
/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney - in - Fact

Bank of America, N.A.
by
/s/ Jill J. Hogan
Name: Jill J. Hogan
Title: Vice President

by

Name:
Title:

Genesis CLO 2007-2, Ltd., as a Lender By: LLCP Advisers LLC, as a Collateral Manager
by
/s/ Steve Hartman
Name: Steve Hartman
Title: Vice President

by

Name:
Title:

Latitude CLO II., LTD
by
/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

Invesco Prime Income Trust By: Invesco Senior Secured Management, Inc. as Sub-Adviser
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

Invesco Van Kampen Senior Income Trust By: Invesco Senior Secured Management, Inc. as Sub-Adviser
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

Invesco Van Kampen Senior Loan Fund By: Invesco Senior Secured Management, Inc., as Sub-Adviser
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

MSIM Pelonic Ray Ltd. By: Invesco Senior Secured Management Inc. as Collateral Manager
by
/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

by

Name:
Title:

JERSEY STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company
by
/s/ David Cobey
Name: David Cobey
Title: As authorized representative and not individually

[Sun Healthcare Group, Inc. Amendment Signature Page]

MARLBOROUGH STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company
by
/s/ David Cobey
Name: David Cobey
Title: As authorized representative and not individually

Mountain Capital CLO IV Ltd.
by
/s/ Jonathan Dietz
Name: Jonathan Dietz
Title: Director

by

Name:
Title:

Mountain Capital CLO V Ltd.
by
/s/ Jonathan Dietz
Name: Jonathan Dietz
Title: Director

by

Name:
Title:

Mountain Capital CLO VI Ltd.
by
/s/ Jonathan Dietz
Name: Jonathan Dietz
Title: Director

by

Name:
Title:

New York Life Insurance Company
by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Vice President

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

New York Life Insurance and Annuity Corporation By: New York Life Investment Management, LLC Its Investment Manager
by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Director

by

Name:
Title:

MainStay Floating Rate Fund a series of Eclipse Funds, Inc. By: New York Life Investment Management LLC, Its Investment Manager
by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz

NYLIM Flatiron CLO 2003-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact
by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz

NYLIM Flatiron CLO 2006-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact
by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
NYLIM Flatiron CLO 2004-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact
by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Flatiron CLO 2007-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact
by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz

NYLIM Flatiron CLO 2005-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact
by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz

MainStay VP Floating Rate Portfolio a series of MainStay VP Series Fund, Inc. By: New York Life Investment Management LLC, Its Investment Manager
by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz

[Sun Healthcare Group, Inc. Amendment Signature Page]

Hallmark Insurance Company
by
/s/ Chris Kenney
Name: Chris Kenney
Title: Vice President

by

Name:
Title:

NACM CLO I
by
/s/ Joanna Willars
Name: Joanna Willars
Title: VP, Authorized Signatory

by
N/A
Name:
Title:

NACM CLO II
by
/s/ Joanna Willars
Name: Joanna Willars
Title: VP, Authorized Signatory

by
N/A
Name:
Title:

Centaurus Loan Trust NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER
by
/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

Clydesdale CLO 2007, Ltd. NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER
by
/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

[Sun Healthcare Group, Inc. Amendment Signature Page]

NCRAM Loan Trust NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER
by
/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

NCRAM Senior Loan Trust 2005 NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER
by
/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

Nomura Bond & Loan Fund By: Mitsubishi UFJ Trust & Banking Corporation as Trustee By: Nomura Corporate Research & Asset Management Inc. Attorney in Fact
by
/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

Genesis CLO 2007-1 Ltd. By: Ore Hill Partners LLC Its: Collateral Manager
by
/s/ Claude A. Baum
Name: Claude A. Baum, Esq.
Title: General Counsel, Ore Hill Partners LLC

by

Name:
Title:

PPM GRAYHAWK CLO, LTD. By: PPM America, Inc., as Collateral Manager
by
/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

Primus CLO II, Ltd. By: Primus Asset Management, Inc. As Collateral Manager
by
/s/ Martha Hadeler
Name: Martha Hadeler
Title: Sr. Portfolio Manager

Cole Brook CBNA Loan Funding LLC
by
/s/ Adam Kaiser
Name: Adam Kaiser
Title: ATTORNEY-IN-FACT

by
N/A
Name:
Title:

ROSEDALE CLO LTD. By: Princeton Advisory Group, Inc. the Collateral Manager
by
/s/ Scott O'Connell
Name: Scott O'Connell
Title: Sr. Credit Analyst

by

Name:
Title:

ROSEDALE CLO II LTD. By: Princeton Advisory Group, Inc. the Collateral Manager
by
/s/ Scott O'Connell
Name: Scott O'Connell
Title: Sr. Credit Analyst

by

Name:
Title:

Dryden VIII - Leveraged Loan CDO 2005 By: Prudential Investment Management, Inc., as Collateral Manager
by
/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Sun Healthcare Group, Inc. Amendment Signature Page]

Dryden XI - Leveraged Loan CDO 2006 By: Prudential Investment Management, Inc., as Collateral Manager
by
/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden XVI - Leveraged Loan CDO 2006 By: Prudential Investment Management, Inc., as Collateral Manager
by
/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

The Prudential Insurance Company of America By: Prudential Investment Management, Inc., as Investment Advisor
by
/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden IX - Senior Loan Fund 2005 p.l.c. By: Prudential Investment Management, Inc., Collateral Manager
by
/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden XVIII Leveraged Loan 2007 Ltd. By: Prudential Investment Management, Inc., as Collateral Manager
by
/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Sun Healthcare Group, Inc. Amendment Signature Page]

Dryden Total Return Bond Fund, Inc. By Prudential Investment Management, Inc., as investment advisor by
/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden Global Total Return Bond Fund By: Prudential Investment Management, Inc. As Investment Advisor
by
/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Prudential Retirement Insurance and Annuity Company By: Prudential Investment Management, Inc., as investment manager by
/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Yorkville CBNA Loan Funding LLC
by
/s/ Adam Kaiser
Name: Adam Kaiser
Title: ATTORNEY-IN-FACT

by
NA
Name:
Title:

Symphony CIO I, LTD By: Symphony Asset Management LLC
by
/s/ James Kim
Name: James Kim
Title: Portfolio Manager

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

Symphony CIO II, LTD By: Symphony Asset Management LLC
by
/s/ James Kim
Name: James Kim
Title: Portfolio Manager

by

Name:
Title:

Symphony CIO III, LTD By: Symphony Asset Management LLC
by
/s/ James Kim
Name: James Kim
Title: Portfolio Manager

by

Name:
Title:

Symphony CIO IV, LTD By: Symphony Asset Management LLC
by
/s/ James Kim
Name: James Kim
Title: Portfolio Manager

by

Name:
Title:

Symphony CIO V, LTD By: Symphony Asset Management LLC
by
/s/ James Kim
Name: James Kim
Title: Portfolio Manager

by

Name:
Title:

Symphony CIO VI, LTD By: Symphony Asset Management LLC
by
/s/ James Kim
Name: James Kim
Title: Portfolio Manager

by

Name:
Title:

[Sun Healthcare Group, Inc. Amendment Signature Page]

UBS Loan Finance LLC
by
/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director Banking Products Services, US

by
/s/ Michael Cerniglia
Name: Michael Cerniglia
Title: Director Banking Products Services, US

WELLS CAPITAL MANAGEMENT 16959700
by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

by

Name:
Title:

OCEAN TRAILS CLO I By: West Gate Horizons Advisors LLC, as Collateral Manager
by
/s/ Helen Y. Rhee
Name: Helen Y. Rhee
Title: Senior Credit Analyst

OCEAN TRAILS CLO II By: West Gate Horizons Advisors LLC, as Investment Manager
by
/s/ Helen Y. Rhee
Name: Helen Y. Rhee
Title: Senior Credit Analyst

OCEAN TRAILS CLO III By: West Gate Horizons Advisors LLC, as Collateral Manager
by
/s/ Helen Y. Rhee
Name: Helen Y. Rhee
Title: Senior Credit Analyst

WG HORIZONS CLO I By: West Gate Horizons Advisors LLC, as Manager
by
/s/ Helen Y. Rhee
Name: Helen Y. Rhee
Title: Senior Credit Analyst

WhiteHorse III, Ltd. By WhiteHorse Capital Partners, L.P. As collateral manager By WhiteRock Asset Advisor, LLC, its G.P.
by
/s/ Jay Carvell
Name: Jay Carvell
Title: Portfolio Mnager

[Sun Healthcare Group, Inc. Amendment Signature Page]

SCHEDULE I
Converted Letters of Credit

Current Amount	Effective Date	Actual Expiry	Adjusted Expiry
1,237,823.06	04/26/2007	04/26/2011	04/26/2011
3,909,600.00	10/26/2007	05/16/2011	05/16/2011
7,955,000.00	10/26/2007	06/15/2011	06/15/2011
5,067,613.60	06/22/2007	06/22/2011	06/22/2011
538,377.30	06/27/2007	06/28/2011	06/28/2011
837,500.00	07/02/2007	07/02/2011	07/05/2011
400,000.00	08/15/2007	08/15/2010	08/16/2010
1,484,000.00	08/21/2007	08/21/2010	08/23/2010
500,000.00	08/21/2007	08/21/2010	08/23/2010
362,500.00	11/08/2007	11/08/2010	11/08/2010
1,507,656.00	02/20/2008	02/20/2011	02/21/2011
930,516.84	07/09/2008	07/09/2011	07/11/2011

SCHEDULE II
Subsidiary Guarantors

Allegiance Hospice Group, Inc.
Allegiance Hospice Care of Southeastern Massachusetts, LLC
Allegiance Hospice Care of Massachusetts, Inc.
Allegiance Hospice Care of New Hampshire, LLC
Allegiance Hospice Care of Connecticut, LLC
Holisticare Hospice, LLC
Americare Health Services Corp.
Atlantic Medical Supply Company, Inc.
CareerStaff Unlimited, Inc.
CareerStaff Services Corporation
Great Falls Health Care Company, LLC
Masthead Corporation
Peak Medical Ancillary Services, Inc.
Peak Medical Assisted Living, Inc.
Peak Medical Colorado No. 2, Inc.
Peak Medical Colorado No. 3, Inc.
Peak Medical Corporation
Peak Medical Farmington, Inc.
Peak Medical Gallup, Inc.
Peak Medical Idaho Operations, Inc.
Peak Medical Las Cruces No. 2, Inc.
Peak Medical Las Cruces, Inc.
Peak Medical Montana Operations, Inc.
Peak Medical New Mexico No. 3, Inc.
Peak Medical NM Management Services, Inc.
Peak Medical of Boise, Inc.
Peak Medical of Colorado, Inc.
Peak Medical of Idaho, Inc.
Peak Medical of Montana, Inc.
Peak Medical of Utah, Inc.
Peak Medical Oklahoma No. 1, Inc.
Peak Medical Oklahoma No. 3, Inc.
Peak Medical Oklahoma No. 4, Inc.
Peak Medical Oklahoma No. 5, Inc.
Peak Medical Oklahoma No. 7, Inc.
Peak Medical Oklahoma No. 8, Inc.
Peak Medical Oklahoma No. 9, Inc.
Peak Medical Oklahoma No. 10, Inc.
Peak Medical Oklahoma No. 11, Inc.
Peak Medical Oklahoma No. 12, Inc.
Peak Medical Oklahoma No. 13, Inc.
Peak Medical Peachtree, Inc.
Peak Medical Roswell, Inc.
Peak Medical Utah No. 2, Inc.
PM Henryetta Holdings, Inc.

PM Oxygen Services, Inc.
PMC Hospice Services, Inc.
ProCare One Nurses, LLC
Regency Health Services, Inc.
SHG Services, Inc.
SolAmor Hospice Corporation
SunAlliance Healthcare Services, Inc.
SunBridge Beckley Health Care Corp.
SunBridge Braswell Enterprises, Inc.
SunBridge Brittany Rehabilitation Center, Inc.
SunBridge Care Enterprises, Inc.
SunBridge Care Enterprises West, Inc.
SunBridge Carmichael Rehabilitation Center
SunBridge Charlton Healthcare, Inc.
SunBridge Circleville Health Care Corp.
SunBridge Clipper Home of North Conway, Inc.
SunBridge Clipper Home of Portsmouth, Inc.
SunBridge Clipper Home of Rochester, Inc.
SunBridge Clipper Home of Wolfeboro, Inc.
SunBridge Dunbar Health Care Corp.
SunBridge Gardendale Health Care Center, Inc.
SunBridge Glenville Health Care, Inc.
SunBridge Goodwin Nursing Home, Inc.
SunBridge Hallmark Health Services, Inc.
SunBridge Harbor View Rehabilitation Center
SunBridge Healthcare Corporation
SunBridge Jeff Davis Healthcare, Inc.
SunBridge Maplewood Healthcare Center of Jackson, Tennessee, Inc.
SunBridge Marion Health Care Corp.
SunBridge Meadowbrook Rehabilitation Center
SunBridge Nursing Home, Inc.
SunBridge Paradise Rehabilitation Center, Inc.
SunBridge Putnam Health Care Corp.
SunBridge Regency Rehab Hospitals, Inc.
SunBridge Regency-North Carolina, Inc.
SunBridge Regency-Tennessee, Inc.
SunBridge Retirement Care Associates, Inc.
SunBridge Salem Health Care Corp.
SunBridge San Bernardino Rehabilitation Hospital, Inc.
SunBridge Shandin Hills Rehabilitation Center
SunBridge Statesboro Healthcare Center, Inc.
SunBridge Stockton Rehabilitation Center, Inc.
SunBridge Summers Landing, Inc.
SunBridge West Tennessee, Inc.
SunDance Rehabilitation Agency, Inc.
SunDance Rehabilitation Corporation

SunDance Services Corporation
SunHealth Specialty Services, Inc.
SunMark of New Mexico, Inc.
The Mediplex Group, Inc.
1104 Wesley Avenue, LLC
1240 Pinebrook Road, LLC
1501 SE 24th Road, LLC
1775 Huntington Lane, LLC
1980 Sunset Point Road, LLC
2600 Highlands Boulevard, North, LLC
2900 Twelfth Street North, LLC
3865 Tampa Road, LLC
395 Harding Street, LLC
4602 Northgate Court, LLC
4927 Voorhees Road, LLC
Bay Tree Nursing Center Corp.
Belmont Nursing Center Corp.
Bradford Square Nursing, LLC
Caring Choices Hospice LLC
Connecticut Holdings I, LLC
Countryside Care Center Corp.
Crestview Nursing, LLC
Falmouth Healthcare, LLC
Florida Administrative Services, LLC
Florida Holdings I, LLC
Florida Holdings II, LLC
Florida Holdings III, LLC
Grant Manor LLC
Harborside Administrative Services, LLC
Harborside Connecticut Limited Partnership
Harborside Danbury Limited Partnership
Harborside Health I LLC
Harborside Healthcare Limited Partnership
Harborside Healthcare Advisors Limited Partnership
Harborside Healthcare Baltimore Limited Partnership
Harborside Healthcare Corporation
Harborside Holdings I, LLC
Harborside Massachusetts Limited Partnership
Harborside North Toledo Limited Partnership
Harborside of Cleveland Limited Partnership
Harborside of Dayton Limited Partnership
Harborside of Ohio Limited Partnership
Harborside Rehabilitation Limited Partnership
Harborside Rhode Island Limited Partnership
Harborside Swanton, LLC
Harborside Sylvania, LLC

Harborside Toledo Business LLC
Harborside Toledo Limited Partnership
Harborside Troy, LLC
Harborside Point Place, LLC
Hbr Danbury, LLC
Hbr Kentucky, LLC
Hbr Stamford, LLC
Hbr Trumbull, LLC
HHC 1998-I Trust
HHC Nutrition Services, LLC
HHCI Limited Partnership
Huntington Place Limited Partnership
Kentucky Holdings I, LLC
KHI LLC
Klondike Manor LLC
Leisure Years Nursing, LLC
LTC Leasing, LLC
Marietta Healthcare, LLC
Maryland Harborside Corp.
Mashpee Healthcare, LLC
Massachusetts Holdings II, Limited Partnership
Massachusetts Holdings I, LLC
New Hampshire Holdings, LLC
Northwest Holdings I, LLC
Oakhurst Manor Nursing Center Corp.
Ohio Holdings I, LLC
Orchard Ridge Nursing Center Corp.
Owenton Manor Nursing, LLC
Pine Tree Villa LLC
Regency Nursing, LLC
Riverside Retirement Limited Partnership
Sunset Point Nursing Center Corp.
Wakefield Healthcare, LLC
West Bay Nursing Center Corp.
Westfield Healthcare, LLC
Woodspoint LLC
Harborside New Hampshire Limited Partnership
HBR Bardwell LLC
HBR Barkley Drive, LLC
HBR Bowling Green LLC
HBR Brownsville, LLC
HBR Campbell Lane, LLC
HBR Elizabethtown, LLC
HBR Lewisport, LLC
HBR Madisonville, LLC
HBR Owensboro, LLC

HBR Paducah, LLC
HBR Woodburn, LLC
Vital Care Services, LLC